4. Premises and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Premises and Equipment

Major classifications of premises and equipment at December 31, 2014 and 2013 are summarized as follows:

(Dollars in thousands)
	2014	2013

Land	$3,681	3,667
Buildings and improvements	15,864	15,126
Furniture and equipment	18,442	16,239

Total premises and equipment	37,987	35,032

Less accumulated depreciation	20,987	18,674

Total net premises and equipment	$17,000	16,358

The Company recognized approximately $2.5 million in depreciation expense for the year ended December 31, 2014.  Depreciation expense was approximately $1.9 million for the years ended December 31, 2013 and 2012.